UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2007

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2007, our Compensation Committee approved certain amendments to the ADC Telecommunications, Inc. Executive Change in Control Severance Pay Plan, the ADC Telecommunications, Inc. 401(k) Excess Plan and the Compensation Plan for Non-employee Directors of ADC Telecommunications, Inc. (collectively, the "Plans") to comply with Section 409A of the Internal Revenue Code.

Among the changes made to the Plans were changes to certain definitions, including "Separation from Service" and "Specified Employee." In addition, in the ADC Telecommunications, Inc. 401(k) Excess Plan and the Compensation Plan for Non-employee Directors of ADC Telecommunications, Inc. the definition of "Change in Control" was also changed. These new definitions now comply with Section 409A.

In the Executive Change in Control Severance Pay Plan, we also changed the time frame under which severance distributions and bonuses were paid out to plan participants. Prior to amendment, such distributions were paid out as soon as administratively feasible. Following this amendment, such distributions are paid out on the first day of the seventh month following the participant's separation from service. Additionally, if adjusted bonus payments are to be paid, under this amendment, those adjusted bonus payments are now to be paid no later than two and one-half months following the end of the bonus period. These changes were made to comply with Section 409A of the Internal Revenue Code.

With respect to the 401(k) Excess Plan, we added a provision regarding distributions of account balances of certain employees in the case of an unforeseeable emergency, as that term is defined in the 401(k) Excess Plan. Such a distribution will not be subject to the six-month delay that otherwise applies to all distributions due to a separation from service.

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 10.a is a copy of the Executive Change in Control Severance Pay Plan (2007 Restatement), which is incorporated herein by reference.

Attached as Exhibit 10.b is a copy of the 401(k) Excess Plan (2007 Restatement), which is incorporated herein by reference.

Attached as Exhibit 10.c is a copy of the Compensation Plan for Non-employee Directors of ADC Telecommunications, Inc. (2007 Restatement), which is incorporated herein by reference.

Attached as Exhibit 10.b is a copy of the Change in Control Severance Pay Plan (2007 Restatement), which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

October 3, 2007	By:	James G. Mathews

Name: James G. Mathews
Title: Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.a	ADC Telecommunications, Inc. Executive Change in Control Severance Pay Plan (2007 Restatement)
10.b	ADC Telecommunications, Inc. 401(k) Excess Plan (2007 Restatement)
10.c	Compensation Plan for Non-employee Directors of ADC Telecommunications, Inc. (2007 Restatement)
10.d	ADC Telecommunications, Inc. Change in Control Severance Pay Plan (2007 Restatement)